UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to
Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2014

Hyundai Auto Receivables Trust 2014-B

(Issuing Entity)

Hyundai ABS Funding Corporation

(Depositor)

Hyundai Capital America
(Sponsor)

(Exact name of Issuing Entity, Depositor/Registrant and Sponsor as specified in their respective charters)

Delaware	333-185213 333-185213-05	33-0978453
(State or Other Jurisdiction of Incorporation)	(Commission File Number for Registrant and Issuing Entity, respectively)	(Registrant’s IRS Employer Identification No.)

3161 MICHELSON DRIVE, SUITE 1900 IRVINE, CALIFORNIA	92612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 732-2697

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 7, 2014, Hyundai ABS Funding Corporation (“HAFC”), Hyundai Capital America (“HCA”) and J.P. Morgan Securities LLC, on its own behalf and as representative of the several underwriters (the “Underwriters”) entered into an Underwriting Agreement, pursuant to which certain notes in the following classes: Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C and Class D (collectively, the “Notes”) with an aggregate principal balance of $1,325,330,000 were sold to the Underwriters. The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form S-3 (Commission File No. 333-185213).

Attached as Exhibit 1.1 is the Underwriting Agreement.

ITEM 8.01. OTHER EVENTS.

The Registrant is filing the exhibits listed in Item 9.01(d) below in connection with the issuance of the Notes by Hyundai Auto Receivables Trust 2014-B described in the Prospectus Supplement dated May 7, 2014.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits

The exhibits number corresponds with Item 601(a) of Regulation S-K.

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated as of May 7, 2014, among HAFC, HCA, and J.P. Morgan Securities LLC, on its own behalf and as representative of the several Underwriters

Exhibit 5.1	Opinion of Mayer Brown LLP, dated as of May 8, 2014, as to legality

Exhibit 8.1	Opinion of Mayer Brown LLP, dated as of May 8, 2014, as to certain tax matters

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.

HYUNDAI ABS FUNDING CORPORATION

By:   /s/ Min Sok Randy Park

Name: Min Sok Randy Park

Title: President and Secretary

EXHIBIT INDEX

Item 601(a) of Regulation S-K

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated as of May 7, 2014, among HAFC, HCA, and J.P. Morgan Securities LLC, on its own behalf and as representative of the several Underwriters
Exhibit 5.1	Opinion of Mayer Brown LLP, dated as of May 8, 2014as to legality

Exhibit 8.1	Opinion of Mayer Brown LLP, dated as of May 8, 2014as to certain tax matters